SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): November 22, 2000

                          HOMECOM COMMUNICATIONS, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   0-29204               58-2153309
          --------                   -------               ----------
(State or Other Jurisdiction of    (Commission          (I.R.S. Employer
Incorporation or Organization      file Number)        Identification No.)

3535 Piedmont Road, Building 14, Atlanta, Georgia             30305
-------------------------------------------------             -----
   (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (404) 237-4646

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ITEM 5. Other Events

     On November 22, 2000 Claude Thomas resigned from the Board of Directors of HomeCom Communications, Inc. Mr. Thomas's oral notification and subsequent letter did not state a reason for resignation.


ITEM 7. Financial Statements and Exhibits

(a)  Exhibits

     Exhibit       Description
     -------       -----------

     17.1          Resignation Letter


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1943, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOMECOM COMMUNICATIONS, INC.
                                         (Registrant)

Date: November 28, 2000                  By: /s/ Harvey Sax
-----------------------                  ------------------
                                         Harvey Sax, President and
                                         Chief Executive Officer
                                         (Principal Executive Officer)

                                  Exhibit Index
                                  -------------

Exhibit              Description
-------              -----------

17.1                 Resignation Letter